Exhibit 10.12

SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT

This SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT (the “Sixth Amendment” or this “Amendment”) is made as of December 19, 2022 (the “Effective Date”), by and between First Foundation Advisors, a California corporation (the “Employer”), and John A. Hakopian (“Executive”), with reference to the following:

RECITALS

WHEREAS, Employer and Executive are parties to that certain Employment Agreement dated as of December 31, 2009, as amended by that certain First Amendment to Employment Agreement dated as of December 31, 2012, that certain Second Amendment to Employment Agreement dated as of August 31, 2013, that certain Third Amendment to Employment Agreement dated as of January 26, 2016, that certain Fourth Amendment to Employment Agreement dated as of February 7, 2018, and that certain Fifth Amendment to Employment Agreement dated as of March 11, 2020 (as amended, the “Employment Agreement”).

WHEREAS, Employer is engaged in the businesses of providing investment management, wealth management and advisory services primarily to high net worth individuals as a wholly-owned subsidiary of First Foundation Inc., which, through its subsidiaries (collectively “Affiliates”), provides commercial banking, investment management, wealth management, advisory services, trust services and other financial services to the public.

WHEREAS, Employer and Executive desire to amend the Employment Agreement in the manner and to the extent set forth hereinafter.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and with the intent to be legally bound hereby, Employer and Executive agree as follows:

1.Amendment to Section 4. The second sentence of Section 4 of the Employment Agreement is hereby amended to read in its entirety as follows:

“The expiration date of the Term of the Agreement is hereby extended to December 31, 2023.”

2. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Employment Agreement.

3.Except as expressly modified hereby, all terms, conditions and provisions of the Employment Agreement shall continue in full force and effect.

Signature page follows

IN WITNESS WHEREOF, this Agreement has been executed by Employer and by Executive as of the Effective Date.

EMPLOYER:

FIRST FOUNDATION ADVISORS

By:	/s/ Scott F. Kavanaugh
Name:	Scott F. Kavanaugh
Title:	Vice Chairman

EXECUTIVE:

/s/ John A. Hakopian
Name: John A. Hakopian